UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 30, 2025

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe,	Louisiana	71203
(Address of principal executive offices)		(Zip Code)
(318) 388-9000
(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value per share	LUMN	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.
On October 30, 2025, Lumen Technologies, Inc. (the “Company” or “we” or “us”) issued a press release announcing operating results for the third quarter and nine months ended September 30, 2025 (the "Earnings Release"). A copy of the Earnings Release is furnished herewith as Exhibit 99.1 and is incorporated into this Current Report on Form 8-K by reference. More complete information about our operating results will be included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, which we expect to file in the near term with the U.S. Securities and Exchange Commission.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing, and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01.	Regulation FD Disclosure.
A copy of the slide presentation that the Company will present regarding its operating results during the teleconference beginning at 5:00 p.m. Eastern time on October 30, 2025 is attached to this Current Report on Form 8-K as Exhibit 99.2. The investor presentation material is also available on the “Investors” page of the Company’s website (http://www.lumen.com).

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Forward-Looking Statements
Except for historical and factual information, the statements set forth in Exhibit 99.1 and Exhibit 99.2 are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future results and are based on current expectations only, and are subject to various uncertainties. Actual events and results may differ materially from those anticipated by us in those statements. Factors that could cause our actual results to differ materially from the expectations expressed in our forward-looking statements are described in our Annual Report on Form 10-K, as updated by our most recent Quarterly Report on Form 10-Q and our other filings with the SEC. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason.

Item 9.01.	Financial Statements and Exhibits.
(d)The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description
Exhibit 99.1	Press release dated October 30, 2025, reporting third quarter of 2025 operating results.
Exhibit 99.2	Earnings Presentation dated October 30, 2025, reporting third quarter of 2025 operating results.
Exhibit 104	Cover page formatted as Inline XBRL and contained in Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc., has duly caused this Current Report to be signed on its behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Date: October 30, 2025	By:	/s/ Donald Holt
Donald Holt
Chief Accounting Officer and Controller

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